SCHEDULE 14C
                                 (RULE 14C-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION

        INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Check the appropriate box:

[X] Preliminary information statement       [ ] Confidential, for use of the
                                                Commission Only (as permitted
[ ] Definitive information statement            by Rule 14c-5(d)(2))



                                  iiGROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


Payment of filing fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1)      Title of each class of securities to which transaction applies:

(2)      Aggregate number of securities to which transactions applies:

(3) Per unit price of other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)      Proposed maximum aggregate value of transaction:

(5)      Total fee paid:


[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)      Amount Previously Paid:

(2)      Form, Schedule or Registration Statement No.:

(3)      Filing Party:

(4)      Date Filed:


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                                  iiGROUP, INC.
                     7000 West Palmetto Park Road, Suite 501
                            Boca Raton, Florida 33433


                       Notice of Action by Written Consent


To the Stockholders of iiGroup, Inc.:

         Pursuant to Delaware General Corporation Law Section 228, notice is hereby given that by written consent delivered to iiGroup, Inc. (the "Company") on March 7, 2001, by the holders of a majority of the outstanding common stock of the Company, the name of the Company will be changed from iiGroup, Inc., to Travlang, Inc., on or about April 23, 2001. The Company's Information Statement on Schedule 14C filed with the Securities and Exchange Commission accompanies this Notice.

                                            By Order of the Board of Directors


                                                 /s/ Neil Swartz
                                            ------------------------------------
                                            Neil Swartz, Chief Executive Officer
                                  iiGROUP, INC.


                  Information Statement Pursuant to Section 14C
                     of the Securities Exchange Act of 1934

                                  INTRODUCTION

         This Information Statement is being mailed on or April 2, 2001, to all holders of record at the close of business on March 26, 2001, of the $.01 par value common stock of iiGroup, Inc., a Delaware corporation (the "Company"), in connection with resolutions of the Board of Directors and the written consent of the holders of greater than 50% of the Company's common stock providing for an amendment to the Company's Certificate of Incorporation to change the name of the Company to "Travlang, Inc."

         The amendment to the Company's Certificate of Incorporation changing its name to Travlang, Inc., will be effective on or about April 23, 2001. Because the proposed amendment changing the Company's name has already been approved by a majority of the shares entitled to vote, you are not required to take any action. This Information Statement is your notice that the name change has been approved, and you will receive no further notice when the change becomes effective.

         Following the name change, the stock certificates you now hold will continue to be valid. In the future, new stock certificates will contain a legend noting the change in name or will be issued bearing the new name, but this will in no way affect the validity of your current stock certificates. However, if after the effective date of the Company's name change you wish to receive new stock certificates, you may do so by contacting the Company's registrar and transfer agent, Continental Stock Transfer and Trust Company, 2 Broadway, 19th Floor, New York, New York 10004, telephone (212) 509-4000.

         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                         DISSENTERS' RIGHTS OF APPRAISAL

         The General Corporation Law of the State of Delaware does not provide for dissenters' rights of appraisal in connection with a name change.


                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         At the close of business on March 13, 2001, the Company had outstanding 12,026,386 shares of $.01 par value common stock. There are no other voting securities of the Company.

         The following table sets forth information with respect to (i) any person or "group" known to the Company to be the beneficial owner, as of March 13, 2001, of more than five percent (5%) of the common stock, and (ii) all Directors and Executive Officers of the Company, individually and as a group.

Name and Address                           Amount and Nature         Percentage
of Beneficial Owner(1)                       of Ownership           of Ownership
-------------------                          ------------           ------------

Neil Swartz(2)(3)                              3,366,676 (4)           27.99%

J. Eric Kirkland                               1,293,471               10.76%

C. Lawrence Rutstein(2)(3)                     3,942,882 (5)           32.79%

Bruce Hausman(3)                                 305,100 (6)            2.54%

A. Scott Holmes(3)                                  -0-                  -0-

Howard Brummer(2)(7)                                -0-                  -0-

MCG Partners, Inc.                             3,100,006(8)            25.78%

KMS Family Partnership                         1,000,000(9)             8.32%

All executive officers and directors           6,808,123               56.61%
         as a group (five persons)

------------
(1) The address of each named person or entity is c/o iiGroup, Inc., 7000 W. Palmetto Park Road, Suite 501, Boca Raton, Florida 33433.

(2)      Officer.

(3)      Director.

(4) Includes (i) Mr. Swartz' proportionate interest in 3,100,006 shares of Common Stock held by MCG Partners, Inc., of which Mr. Swartz is an Officer, Director and Principal Shareholder, and (ii) 266,670 shares of Common Stock held by Mr. Swartz directly.

(5) Includes (i) Mr. Rutstein's proportionate interest in 3,100,006 shares of Common Stock held by MCG Partners, Inc., of which Mr. Rutstein is an Officer, Director and Principal Shareholder, and (ii) 618,206 shares of Common Stock held by Mr. Rutstein in his name, and 224,620 shares of Common Stock beneficially owned jointly by Mr. Rutstein and his wife.

(6)      Includes 100 shares owned by Mr. Hausman through a Keogh
         Plan Account and options to purchase an aggregate of 5,000 shares of Common Stock of iiGroup, which options are currently exercisable.

(7) Mr. Brummer disclaims any interest in shares underlying stock purchase options granted to his wife, Mindy Stein.

(8) Messrs. Rutstein and Swartz are the sole shareholders of MCG Partners, Inc. Each disclaims beneficial ownership of the interest held in that corporation by the other and, also, of the shares of the Company held by the other.

(9) The General Partner of KMS Family Partnership is KMS Family Corporation, of which Mark Swartz is the President. Mark Swartz is Neil Swartz' brother.
-----------

                           VOTE REQUIRED FOR APPROVAL

         Section 228 of the Delaware General Corporation Law provides that any action required to be taken at a special or annual meeting of the stockholders of a Delaware corporation may be taken by written consent, in lieu of a meeting, if the consent is signed by stockholders owning at least that number of shares which is sufficient to take the action. The Company's Board of Directors and stockholders owning a majority of the outstanding common stock have approved the name change, which majority is the number of shares required by Delaware General Corporation Law Section 242 to amend the Company's Certificate of Incorporation to change its name.

         The securities that would have been entitled to vote if a meeting was required to be held to amend the Company's Certificate of Incorporation consist of issued and outstanding stock of the Company's common stock outstanding on March 13, 2001, which would have been the same date for determining stockholders who would have been entitled to notice of and to vote on the proposed amendment to the Company's Certificate of Incorporation.

             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

         No director, executive officer, or associate of any director, or executive officer, or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed amendment to the Company's Certificate of Incorporation.

                             ADDITIONAL INFORMATION

         Additional information concerning the Company, including its annual and quarterly reports for the past twelve months which have been filed with the Securities and Exchange Commission, may be accessed through the Securities and Exchange Commission's EDGAR archives at www.sec.gov. Upon written request of any stockholder to the Company's Chief Executive Officer, Neil Swartz, at 7000 West Palmetto Park Road, Suite 501, Boca Raton, Florida 33433, a copy of the Company's Annual Report on Form 10-KSB for the year ended July 31, 2000, will be provided without charge.

Dated: March 20, 2001
                                      By Order of the Board of Directors

                                            /s/ Neil Swartz
                                      -------------------------------------
                                      Neil Swartz, Chief Executive Officer